Exhibit 99.1
                                                                    ------------

[PARAGON LETTERHEAD]                                                        News


FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Len Yurkovic, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com


             PARAGON TECHNOLOGIES REPORTS PROFITABLE SECOND QUARTER
              AND SIX MONTHS RESULTS AND STRONGER BACKLOG OF ORDERS
                                    - - - - -

EASTON, PA -- August 12, 2004 -- Paragon Technologies, Inc. (AMEX:PTG), a leading supplier of "smart" material handling solutions, including systems, technologies, products and services, today announced results for the second quarter and six months ended June 30, 2004.

Second Quarter Results
----------------------
During the second quarter of 2004, the Company received orders totaling approximately $11.1 million, and finished the quarter with a backlog of orders of approximately $9.8 million, versus an $8.4 million backlog of orders at the end of the first quarter of 2004.

Sales for the second quarter of 2004 were approximately $9.6 million compared to sales of approximately $11.0 million in the second quarter of 2003. Net earnings for the second quarter of 2004 were $129,000 or $.03 basic earnings per share, compared to net earnings of $617,000 or $.14 basic earnings per share in the second quarter of 2003. The second quarter 2004 net earnings were $197,000 or $.05 basic earnings per share, excluding severance costs. The second quarter 2003 net earnings were $603,000 or $.14 basic earnings per share, excluding equity in income and royalty income from the Company's former SI/BAKER joint venture, and interest expense. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the second quarter of 2004 were $324,000 compared to approximately $1.3 million for the second quarter of 2003.

Contributing to pre-tax earnings for the second quarter of 2003 was equity in income of the SI/BAKER joint venture of $89,000, and royalty income from the SI/BAKER joint venture of $85,000, which the Company sold in September 2003. Partially offsetting the favorable impact of the aforementioned items was interest expense of $151,000 on senior and subordinated debt,



                                   -- MORE --

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                    600 Kuebler Road o Easton, PA 18040-9295
                      Tel: 610-252-3205 o Fax: 610-252-3102
                                 www.ptgamex.com


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 PARAGON TECHNOLOGIES                                                    Page 2
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which was repaid in September 2003.  Unfavorably impacting pre-tax earnings for the second quarter and first half of 2004 were severance costs of $115,000.


First Half Results
------------------

Sales for the first half of 2004 rose to $20.2 million compared to sales of $19.5 million in the first half of 2003. Net earnings for the first half of 2004 were $470,000 or $.11 basic earnings per share, compared to net earnings of $1,628,000 or $.38 basic earnings per share in the first half of 2003. The first half of 2004 net earnings were $538,000 or $.13 basic earnings per share, excluding severance costs. The first half of 2003 net earnings were $664,000 or $.16 basic earnings per share, excluding the gain on the sale of the Company's Easton, Pennsylvania facility, the restructuring credit from the settlement of pension obligations, equity in income and royalty income from the Company's former SI/BAKER joint venture, and interest expense. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the first half of 2004 were approximately $1.0 million compared to approximately $3.3 million for the first half of 2003.

Contributing to pre-tax earnings for the first half of 2003 was a gain of $1,363,000 on the sale of the Company's Easton, Pennsylvania facility for cash proceeds of $2,925,000 and leaseback of 25,000 square feet of office space, a restructuring credit of $170,000 pertaining to the final settlement of remaining pension obligations associated with the Company's terminated pension plan, equity in income of the SI/BAKER joint venture of $251,000, and royalty income from the SI/BAKER joint venture of $168,000, which the Company sold in September 2003. Partially offsetting the favorable impact of the aforementioned items was interest expense of $369,000 on senior and subordinated debt, which was repaid in September 2003.

The Company continues to maintain a strong Balance Sheet. At June 30, 2004, the current ratio remains strong at 1.73, while working capital approximates $5.8 million.

Len Yurkovic, Paragon's President and Chief Executive Officer, commented, "The 31% increase in second quarter 2004 orders compared to first quarter 2004 orders, we believe, confirms that the recent organization changes have resulted in a highly focused and energized selling organization. Most importantly, our client base and market reputation are expanding to related industries with new and unique applications. We are pleased with our ability to maintain our profitability and our ongoing financial strength as evidenced by our debt-free balance sheet. We continue to target active sectors of the marketplace. Our quoting activity remains strong, and our sales force is seeing positive customer interest in new projects. We continue to make technological advancements that significantly optimize the productivity of our customers' operations."


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 PARAGON TECHNOLOGIES                                                    Page 3
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The Company will host a conference call to discuss these results on Thursday,
August 12, 2004 at 11:00 a.m. ET. To participate in the call, please dial 800-862-9098 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.


About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. Ermanco's branded conveyor technologies and material handling solutions address the needs of the distribution, assembly, and manufacturing marketplace. SI Systems' branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, Paragon's leading clients have included the United States Postal Service, General Motors, IBM, BMG, DaimlerChrysler, Johnson & Johnson, Ford, Peterbilt, Harley-Davidson, Walgreens, and Clark Equipment.


                                      * * *
















----------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations.

    This press release and prior releases are available at www.ptgamex.com.


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 PARAGON TECHNOLOGIES                                                    Page 4
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                           Paragon Technologies, Inc.
                           Consolidated Balance Sheets
                             Selected Financial Data
                    (In Thousands, Except Ratio Information)

----------------------------------------------------------------------------------------------------
                                                            June 30, 2004         December 31, 2003
----------------------------------------------------------------------------------------------------
Cash and cash equivalents...............................       $  4,914                 5,591

Trade receivables, net..................................       $  4,878                 5,277

Inventories.............................................       $  1,711                 1,191

Current assets..........................................       $ 13,687                14,691
Current liabilities.....................................          7,890                 9,646
                                                                 ------                ------
  Working capital.......................................       $  5,797                 5,045
                                                                 ------                ------

Current ratio...........................................           1.73                  1.52

Total assets............................................       $ 32,706                33,774

Total stockholders' equity..............................       $ 22,477                21,969
----------------------------------------------------------------------------------------------------


                           Paragon Technologies, Inc.
                      Consolidated Statements of Operations
                             Selected Financial Data
                  (In Thousands, Except Per Share Information)

----------------------------------------------------------------------------------------------------
                                           Second Quarter Ended                Six Months Ended
                                                 June 30,                          June 30,
----------------------------------------------------------------------------------------------------
                                         2004             2003             2004             2003
                                    --------------  --------------    --------------  --------------
Net sales........................     $  9,638           10,983            20,214          19,547
                                        ======           ======            ======          ======

Pre-tax earnings (See Note 1)....     $    220              995               792           2,673
Income tax expense...............           91              378               322           1,045
                                        ------           ------            ------          ------
Net earnings.....................     $    129              617               470           1,628
                                        ======           ======            ======          ======

Basic earnings per share.........     $    .03              .14               .11             .38
                                        ======           ======            ======          ======
Diluted earnings per share.......     $    .03              .14               .11             .38
                                        ======           ======            ======          ======
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                       Supplemental Financial Information
                    Reconciliation of Net Earnings to EBITDA
                                 (In Thousands)

----------------------------------------------------------------------------------------------------
                                           Second Quarter Ended                Six Months Ended
                                                 June 30,                          June 30,
----------------------------------------------------------------------------------------------------
                                         2004             2003             2004             2003
                                    --------------  --------------    --------------  --------------

Net earnings......................    $    129              617               470           1,628
Add: Income tax expense...........          91              378               322           1,045
                                        ------           ------            ------          ------
Earnings before income taxes......         220              995               792           2,673
Add: Interest expense.............           -              151                 -             369
Add: Depreciation and amortization
      expense.....................         104              136               214             283
                                        ------           ------            ------          ------
EBITDA                                $    324            1,282             1,006           3,325
                                        ======           ======            ======          ======
----------------------------------------------------------------------------------------------------

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 PARAGON TECHNOLOGIES                                                    Page 5
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Note 1:  The following table depicts selected financial data that impacted net earnings for the periods indicated (dollars in thousands, except per share information):

--------------------------------------------------------------------------------------------------------------
                                                     Second Quarter Ended                Six Months Ended
                                                           June 30,                          June 30,
--------------------------------------------------------------------------------------------------------------
                                                   2004             2003             2004             2003
                                              --------------  --------------    --------------  --------------
Pre-tax earnings............................     $    220            995              792            2,673

Selected financial data impacting
pre-tax earnings:
Gain on the sale of Easton,
  PA facility...............................            -              -                -            1,363
Restructuring credit from settlement
  of pension obligations....................            -              -                -              170
Equity in income of joint venture...........            -             89                -              251
Royalty income from joint venture...........            -             85                -              168
Severance costs.............................         (115)             -             (115)               -
Interest expense............................            -           (151)               -             (369)
                                                   ------         ------           ------           ------
  Total of selected financial data
   impacting pre-tax earnings...............         (115)            23             (115)           1,583
                                                   ------         ------           ------           ------
Pre-tax earnings adjusted
  for the impact of the selected
  financial data............................          335            972              907            1,090
Income tax expense..........................          138            369              369              426
                                                   ------         ------           ------           ------
Net earnings adjusted.......................     $    197            603              538              664
                                                   ======         ======           ======           ======
Basic earnings per share--
  adjusted..................................     $    .05            .14              .13              .16
                                                   ======         ======           ======           ======
Diluted earnings per share--
  adjusted..................................     $    .05            .14              .12              .15
                                                   ======         ======           ======           ======
--------------------------------------------------------------------------------------------------------------